OFFICE OF THE U.S. TRUSTEE - REGION 18         UST-3
                            SEATTLE, WASHINGTON                  12/1/91

                       MONTHLY REPORTING REQUIREMENTS
                       CORPORATIONS AND PARTNERSHIPS
                       -----------------------------

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee and the U.S. Bankruptcy Court with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946       For the Month Ending September 30, 1996
              --------                            ------------------

========================================================================

                                Document      Previously     Explanation
     Required Documents         Attached      Submitted      Attached
     ------------------         --------      ---------      --------

1. Income Statement (profit        (x)           ( )            ( )
   and loss statement).

2. Comparative Balance Sheet.      (x)           ( )            ( )

3. Statement of Cash Receipts      (x)           ( )            ( )
   and Disbursements.

4. Statement of Aged Receivables.  (x)           ( )            ( )

5. Statement of Aged Payables.     (x)           ( )            ( )

6. Statement of Operations,        (x)           ( )            ( )
   Taxes, Insurance and
   Personnel.

7. Copy of Bank Statements.        (x)           ( )            ( )

8. Quarterly Statement of
   Disbursements and U.S. Trustee  ( )           ( )            ( )
   Quarterly Fees Paid.


The undersigned certifies under penalty of perjury (28 U.S.C. section 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.


By:  JAN F. YOUNG                            Dated: October 15, 1996
     ------------------------------                 ----------------
     President & C.E.O
     ------------------------------
     Title of Debtor Representative

                   OFFICE OF THE U.S. TRUSTEE - REGION 18          UST-4
                            SEATTLE, WASHINGTON                   12/1/91

                              INCOME STATEMENT
                              ----------------



Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946       For the Month Ending September 30, 1996
              --------                            ------------------





                      (SEE ATTTACHED INCOME STATEMENT)

                           SEA GALLEY STORES INC.
                STATEMENT OF EARNINGS AND RETAINED EARNINGS
                               AS OF 9/30/96
                                (UNAUDITED)

                                                    7/31/96           8/31/96          9/30/96
                                                    -------           -------          -------
INCOME:
   MISCELLANEOUS                                    (412.91)          639.13             20.15
   INTEREST EARNED ON J&B LOAN                         0.00             0.00          6,000.00
   REDUCED DEPOSITS, RECEIVED IN PREVIOUS MONTH        0.00             0.00           (365.00)
                                                   --------         --------          --------
          GROSS INCOME                              (412.91)          639.13          5,655.15

EXPENSES:
   CONSULTING\PAYROLL                              1,500.00         2,308.00          2,308.00
   LEGAL\401K AUDIT                                    0.00             0.00              0.00
   RENT                                              500.00           500.00            500.00
   PHONE                                              97.27           127.35            140.65
   POSTAGE\OFFICE EXP\CASUAL LABOR                     0.00             3.78              0.00
   U.S.TRUSTEE FEES                                    0.00           500.00            250.00
                                                   --------         --------          --------
     TOTAL PERIOD EXPENSE                          2,097.27         3,439.13          3,198.65

       NET INCOME FOR PERIOD                      (2,510.18)       (2,800.00)         2,456.50

ADJUST BALANCE SHEET TO ACTUAL                         0.00             0.00              0.00
                                                   --------         --------          --------
ADJUSTED BALANCE SHEET
     INCOME (LOSS)                                (2,510.18)       (2,800.00)         2,456.50
                                                   --------         --------          --------

                   OFFICE OF THE U.S. TRUSTEE - REGION 18            UST-5
                            SEATTLE, WASHINGTON                     12/1/91

                         COMPARATIVE BALANCE SHEET
                         -------------------------

                          As of September 30, 1996
                                ------------------

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946
              --------




                  (SEE ATTACHED COMPARATIVE BALANCE SHEET)





FOOTNOTES:
---------

* Explain significant events, including contingent liabilities and pending lawsuits, which may have a major effect on the financial condition of the debtor.

* Value assets at lower of cost or market and identify which method is being used.

* Explain the method of inventory valuation if other than the lower of cost or market is used.

* Identify any changes in stock holdings of "insiders" during the reporting period.

* Insider is defined in 11 USC Section 101(30) as a general partner, relative, officer, director, affiliate or person in control.

                         COMPARATIVE BALANCE SHEET
                               AS OF 9/30/96

DEBTOR NAME:  SEA GALLEY STORES, INC.

ASSETS:                                          7/31/96          8/31/96          9/30/96
-------                                          -------          -------          -------
CURRENT ASSETS
   CASH                                          331,538          328,617          381,818
   ACCOUNTS RECEIVABLE                            12,842           12,742           12,642 (1)
   NOTES RECEIVABLE                               93,853           93,675           43,675 (2)
                                                 -------          -------          -------
   TOTAL CURRENT ASSETS                          438,233          436,034          438,135

FIXED ASSETS:
   LAND, BLDG, EQUIPMENT
   LAND                                                0                0                0
   BLDG                                                0                0                0
   INT & IMPROV                                        0                0                0
   OPERATING EQUIP                                     0                0                0
   OTHER EQUIP & VEHICLES                              0                0                0
   PROP UNDER LEASE                                    0                0                0
                                                 -------          -------          -------

      TOTAL                                            0                0                0
                                                 -------          -------          -------

      ACCUM DEPRECIATION                               0                0                0
                                                 -------          -------          -------

      NET                                              0                0                0

OTHER ASSETS:
DEPOSITS                                         202,865          202,865          202,500
INV IN AFFL                                       87,266           87,266           87,266
LIC. & L/H                                             0                0                0
BOND ISSUE                                             0                0                0
OTHER ASSETS                                           0                0                0
                                                 -------          -------          -------

      TOTAL OTHER ASSETS                         290,131          290,131          289,766


TOTAL ASSETS                                     728,364          725,165          727,901
                                                 -------          -------          -------

                                                 7/31/96          8/31/96            9/30/96
                                                 -------          -------            -------
LIABILITIES

  POSTPETITION LIABILITIES

     TRADE PAYABLES                              349,709          349,310            349,590
     TAXES PAYABLE                                17,065           17,065             17,065 (3)
     MISC RESERVES                                 5,793            5,793              5,793 (4)
                                               ---------        ---------          ---------
TOTAL POSTPETITION LIABILITIES                   372,567          372,168            372,448

  PREPETITION LIABILITIES:

   UNSECURED DEBT                              7,367,471        7,367,471          7,367,471
   NOTES PAYABLE                                 479,972          479,972            479,972 (5)
   TAXES                                         222,170          222,170            222,170
   WAGES                                          41,164           41,164             41,164
   GIFT CERTIFICATES                             173,811          173,811            173,811
                                               ---------        ---------          ---------

TOTAL PREPETITION LIABILITIES                  8,284,588        8,284,588          8,284,588

OWNER EQUITY (DEFICIT)

   COMMON STOCK                                  785,921           785,921           785,921
   PAID IN CAPITAL                            18,479,444        18,479,444        18,479,444
   RETAINED EARNINGS                         (21,808,310)      (21,811,111)      (21,808,654)
                                              (2,542,945)       (2,545,746)       (2,543,289)
   COMMON STOCK IN TREASURY                    5,385,846         5,385,846         5,385,846

      TOTAL S/H EQUITY                        (7,928,791)       (7,931,592)       (7,929,135)
                                              ----------        ----------        ----------

TOTAL LIABILITIES AND OWNERS EQUITY              728,364           725,165           727,901
                                              ----------        ----------        ----------

(1)  Jan Young                                     7,830
     THK (Tye Kinzer) Doubtful Account             4,812
                                              ----------

     TOTAL ACCOUNTS RECEIVABLE                    12,642
                                              ----------


(2)  J&B (PAID IN FULL)                               --
     Kalakis                                      14,492
     Marchel                                      29,183
                                              ----------

      TOTAL NOTES RECEIVABLE                      43,675
                                              ----------


NOTE:
(3)  Personal and Real Estate tax accruals
(4)  Misc reserve accruals for unexpected costs, such as corp tax prep, etc.
(5)  Adjust Notes Payable for Pumphouse Notes

                   OFFICE OF THE U.S. TRUSTEE - REGION 18           UST-6
                            SEATTLE, WASHINGTON                    12/1/91

                STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                --------------------------------------------

                  For the Month Ending September 30, 1996
                                       ------------------

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946     Account Name:  Sea Galley Stores, Inc.
              --------                    -----------------------

                           Depository:  _________________________

=====================================================================

                               CASH RECEIPTS
                     ---------------------------------
                  (attach additional sheets as necessary)

   Date           Description (Source)                   Amount
   ----           --------------------                   ------

9/1/96            Beginning Cash Balance                $328,617.38
                                                         ----------
Add:   (List)
 Cash Receipts   (see Attached)                         $ 56,020.15
                                                         ----------

Total Cash Receipts                                     $

Total Cash Available This Month                         $384,637.53
                                                         ----------

=====================================================================

                             CASH DISBURSEMENTS
                     ---------------------------------
                  (attach additional sheets as necessary)

     Date      Check No.      Payee     Description        Amount
     ----      ---------      -----     -----------        ------

                 (see Attached)





Less:  Cash Disbursements                               $  2,819.35
                                                         ----------

Adjustments (explain)
                                                         ----------

Ending Cash Balance (must be reconcilable to the bank
 statement for account cited above)                     $381,818.18
                                                         ----------

                STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                --------------------------------------------

                 For Period Four Ending: September 30, 1996
                                         ------------------

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946     Account Name:  Sea Galley Stores, Inc.
              --------                    -----------------------

                               CASH RECEIPTS

   Date           Description (Source)                                            Amount
   ----           --------------------                                            ------

Begining Cash Balance                                                             328,617.38

     Concentration account               73,031.85
     Holding account                    255,310.65
     Petty Cash/Office Equip                274.88
                                        ----------
                                        328,617.38

ADD: (List)
  Cash Receipts
                  Office Equipment\Supplies                              0.00
                  Misc Deposits                                     56,020.15

Total Cash Receipts                                                                56,020.15
                                                                    ---------     ----------
Total Cash Available This Month                                                   384,637.53


                             CASH DISBURSEMENTS

Date           Account       Payee             Description             Amount
----           -------       -----             -----------             ------

9/1-9/30/96    Petty Cash    Post Office       postage/phone             0.00
9/1-9/30/96    A/P           Attached          Accounts Payable      2,819.35
                                                                                    2,819.35
                                                                    ---------     ----------


     Concentration account         126,232.65
     Holding account (Attached)    255,310.65
     Petty Cash/Office Equip           274.88
                                   ----------
                                   381,818.18

Ending Cash Balance                                                               381,818.18
                                                                                  ==========

                              Register Report
                           9/1/96 Through 9/30/96
10/10/96                                                                    Page 1
WORK-ACCTS PAYABLE

Date        Num      Description          Memo                 Category     Olr      Amount
-------------------------------------------------------------------------------------------
9/9/96      1113     VERNE VANDERMOON     OFFICE & STOR...     Misc                 -500.00
9/11/96     1116     GTE                  PHONE                Telephone            -100.38
9/11/96     1117     MCI                  LONG DISTANCE        Telephone             -10.97
9/16/96     1114     JAN YOUNG            9/1-9/30-50 LOAN     Misc                 -700.00
9/19/96     1115     SHIRLEY VANDER...    9/12-9/15            Misc                 -808.00
9/30/96     1118     JAN YOUNG            9/16-9/30-LOAN-50    Misc                 -700.00
                                                                                  ---------
       TOTAL 9/1/96 - 9/30/96                                                     -2,819.35

       TOTAL INFLOWS                                                                   0.00
       TOTAL OUTFLOWS                                                             -3,819.35
                                                                                  ---------

       NET TOTAL                                                                  -2,819.35
                                                                                  =========

                   OFFICE OF THE U.S. TRUSTEE - REGION 18               UST-7
                            SEATTLE, WASHINGTON                        12/1/91

                       STATEMENT OF AGED RECEIVABLES
                       -----------------------------

                  For the Month Ending September 30, 1996
                                       ------------------

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946
              --------

--------------------------------------------------------------------------------
TOTAL       CURRENT      PAST DUE      PAST DUE     PAST DUE          AMOUNT
 DUE      (0-30 DAYS)  (31-60 DAYS)  (61-90 DAYS)  (91 & OVER)      Considered
                                                                   Uncollectible
--------------------------------------------------------------------------------

TOTAL PREPETITION RECEIVABLES
-----------------------------

$  0       $            $             $             $              $

TOTAL POSTPETITION RECEIVABLES
------------------------------

$ 12,642   $            $             $             $12,642        $


TOTALS

$ 12,742   $            $             $             $12,642



NOTES:
1. List totals only, do not list each receivable.

2. Please explain what actions have been taken to collect receivables more than 60 days past due.

3. Provide details on all receivables due from any related party in an attachment.  LOAN TO JAN YOUNG, PRESIDENT. CURRENT BALANCE
   IS $7,830.
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION:

1. Opening Balance (total from Prior report)              12,742
                                                          ------
2. New Accounts this Month                                     0
                                                          ------
3. Balance (add lines 1 and 2)                            12,742
                                                          ------
4. Amount collected on Prior Accounts                        100
                                                          ------
5. Closing Balance (subtract line 4 from line 3)          12,642
                                                          ------

                   OFFICE OF THE U.S. TRUSTEE - REGION 18             UST-8
                            SEATTLE, WASHINGTON                      12/1/91


                         STATEMENT OF AGED PAYABLES
                         --------------------------

                  For the Month Ending September 30, 1996
                                       ------------------

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946
              --------

--------------------------------------------------------------------------------
VENDOR               TOTAL    CURRENT      PAST DUE      PAST DUE     PAST DUE
NAME    DESCRIPTION   DUE   (0-30 DAYS)  (31-60 DAYS)  (61-90 DAYS)  (91 & OVER)
--------------------------------------------------------------------------------

You may combine all payables less than 30 days past due and show on one line.


          (SEE ATTACHED)







TOTALS             349,590   349,590




NOTE: Please include only postpetition debts and explain why accounts over 30 days past due have not been paid.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION:

1. Opening Balance (total from Prior report)           349,310.32
                                                       ----------
2. Total New Indebtedness Incurred This Month            3,098.65
                                                       ----------
3. Balance (add lines 1 and 2)                         352,408.97
                                                       ----------
4. Amount Paid on Prior Accounts Payable                 2,819.35
                                                       ----------
5. Closing Balance (subtract line 4 from line 3)       349,589.62
                                                       ----------

                     Register Report by Payee
                     11/23/94 Through 9/30/96

10/10/96                                                                   Page 1
WORK-ACCOUNTS PAYABL

Date        Num     Description         Memo               Category  Clr     Amount
----        ---     -----------         ----               --------  ---     ------
11/1/95     11/1     AEI                 148                                 -66.98
                                                                         ----------
            TOTAL AEI                                                        -66.98

9/21/95     9/21     ALASKA RIVERWAYS                                    -14,956.00
                                                                         ----------
            TOTAL ALASKA RIVERWAYS                                       -14,956.00

2/8/96      2/7      ASCAP               205-FINAL                          -541.41
2/8/98      2/8      ASCAP               148-FINAL                          -536.91
2/8/96      2/8      ASCAP               117-FINAL                          -462.86
2/8/96      2/8      ASCAP               115-FINAL                          -297.10
2/8/96      2/8      ASCAP               120-FINAL                          -251.46
                                                                         ----------
            TOTAL ASCAP                                                   -2,089.74

4/1/95      4/19     BMI                 001                              -1,526.50
                                                                         ----------
            TOTAL BMI                                                     -1,526.50

5/8/95      5/8      BUSH STROUT &...    CREDITORS LEGAL   LEGAL         -20,849.09
                                                                         ----------
            TOTAL BUSH STROUT & KORNFELD                                 -20,849.09

1/10/95     10267    CASH COMMUNIC...    120                                 -56.06
                                                                         ----------
            TOTAL CASH COMMUNICATIONS                                        -56.06

7/1/95      7/1      CITICORP NORT...    250-NCR                            -809.01
                                                                         ----------
            TOTAL CITICORP NORTH AMERICA                                    -809.01

8/23/95     8/23     CITY OF SPOKA...    OVER PAY                             25.38
                                                                         ----------
            TOTAL CITY OF SPOKANE-DEPT OF TAX                                 25.38

8/10/95     8/10     DAN COFFEY          001               LEGAL            -748.50
                                                                         ----------
            TOTAL DAN COFFEY                                                -748.50

8/1/95      8/1      FINANCIAL PAC...    250-208.77,32...                   -783.95
                                                                         ----------
            TOTAL FINANCIAL PACIFIC                                         -783.95

4/7/96      4/7      FIRST INTERST...    NEG PRICE                        -4,862.47
                                                                         ----------
            TOTAL FIRST INTERSTATE BANK                                   -4,862.47

8/16/96     8/16     GTE                 PHONE             Telephone        -100.38
9/10/96     1116     GTE                 PHONE             Telephone         100.38
9/16/96     9/16     GTE                 PHONE             Telephone        -126.49
                                                                         ----------
            TOTAL GTE                                                       -126.49

2/22/95     2/22     HAGE & ASSOCI...    205-APPRAISAL                      -425.00
                                                                         ----------
            TOTAL HAGE & ASSOCIATES                                         -425.00

8/1/95      8/1      HEATH SIGNS N...    250                                -645.99
                                                                         ----------
            TOTAL HEATH SIGNS NORTHWEST                                     -645.99

8/4/95      9/1      HOSPITALITY M...    205-REG MAINT                      -647.00
                                                                         ----------
            TOTAL HOSPITALITY MAINTENANCE                                   -647.00

2/19/95     8/30     INDUSTRIAL SE...    MAINT- APPROVED                  -1,446.75

                          Register Report by Payee
                          11/23/94 Through 9/30/96
10/10/96                                                                    Page 2
WORK-ACCOUNTS PAYABLE

Date        Num     Description         Memo               Category  Clr     Amount
----        ---     -----------         ----               --------  ---     ------
2/19/96     9/26    INDUSTRIAL SE...    MAINT- APPROVED                     -321.01
2/19/96     9/27    INDUSTRIAL SE...    MAINT- APPROVED                     -448.78
2/19/96     9/29    INDUSTRIAL SE...    MAINT- APPROVED                     -958.00
                                                                         ----------
            TOTAL INDUSTRIAL SERVICE CO.                                  -3,174.54

9/16/96     9/1     JAN YOUNG           9/1-9/15-50 LOAN   Misc             -700.00
9/16/96     1114    JAN YOUNG           9/1-9/15-LOAN-50   Misc              700.00
9/30/96     9/30    JAN YOUNG           9/16-9/30-LOA...   Misc             -700.00
9/30/96     1118    JAN YOUNG           9/1-9/15-LOAN-50   Misc              700.00
                                                                         ----------
            TOTAL JAN YOUNG                                                    0.00

8/19/96     8/19    MCI                 LONG DISTANCE      Telephone         -10.97
9/10/96     1117    MCI                 LONG DISTANCE      Telephone          10.97
9/19/96     9/19    MCI                 LONG DISTANCE      Telephone         -14.16
                                                                         ----------
            TOTAL MCI                                                        -14.16

8/1/95      5TO8    PEPSI COLA BO...    250-5 TO 8                          -400.00
                                                                         ----------
            TOTAL PEPSI COLA BOTTLING                                       -400.00

9/16/96     9/16    SHIRLEY VANDE...    9/09-9/15          Misc             -808.00
9/16/96     1115    SHIRLEY VANDE...    9/09-9/15          Misc              808.00
                                                                         ----------
            TOTAL SHIRLEY VANDERMOON                                           0.00

4/30/96     4/30    SPOKANE COUNT...    117 P/P 95 TAX                      -718.77
                                                                         ----------
            TOTAL SPOKANE COUNTY TREASURER                                  -718.77

12/18/95    12/18   STOEL RIVES B...    THRU 12/18/95                   -271,274.10
2/1/96      12/31   STOEL RIVES B...    THRU 12/31/95                     -7,446.22
2/7/96      1/31    STOEL RIVES B...    THRU 1/31/96                      -8,027.05
4/1/96      2/29    STOEL RIVES B...    THRU 1/31/96                      -5,148.30
                                                                         ----------
            TOTAL STOEL RIVES BOLEY JONES & GREY                        -291,895.67

2/12/96     2/12    SWEENY CONRAD       401K AUDIT-FINAL                  -4,300.00
                                                                         ----------
            TOTAL SWEENY CONRAD                                           -4,300.00

9/30/96     9/30    US TRUSTEE          3rd Q Fees                          -250.00
                                                                         ----------
            TOTAL US TRUSTEE                                                -250.00

9/10/96     9/1     VERNE VANDERMOON OFFICE & STOR...      Misc             -500.00
9/10/96     1113    VERNE VANDERMOON OFFICE & STOR...      Misc              500.00
                                                                         ----------
            TOTAL VERNE VANDERMOON                                             0.00

5/31/95     3/19    WEST BOISE SE...    118-FINAL                           -269.08
                                                                         ----------
            TOTAL WEST BOISE SEWER DISTRICT                                 -269.08

            OVERALL TOTAL                                               -349,310.32
                                                                        ===========

                   OFFICE OF THE U.S. TRUSTEE - REGION 18            UST-9
                            SEATTLE, WASHINGTON                     12/1/91

           STATEMENT OF OPERATIONS, TAXES INSURANCE AND PERSONNEL
           ------------------------------------------------------

                  For the Month Ending September 30, 1996
                                       ------------------

Debtor Name:  Sea Galley Stores, Inc.
              -----------------------

Case Number:  94-08946
              --------

1. What efforts have been made toward presentation of a plan to the creditors?

       Despite significant reductions in general and administrative overhead expenses, Sea Galley determined that its operations could not be sustained at a profitable level and an orderly liquidation of its assets was in the best interest of creditors. Accordingly, Sea Galley has liquidated its operating assets (i.e., its restaurants) and is working with the Creditor's Committee to develop a plan for the liquidation and distribution of its remaining assets.

       Sea Galley presently is engaged in discussions with appropriate parties in interest, including the State of Washington Department of Revenue and the holders of certain administrative expense claims, concerning the terms of the plan to be proposed by Sea Galley.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

          : Yes
     -----
       X  : No      Identify amount, who was paid and date paid: __________
     -----          _______________________________________________________

3. Provide a narrative report of significant events and events out of the ordinary course of business: (attach separate sheet if necessary)

       Subsequent to the end of the period covered by this report, Sea Galley received payment, with $6,000 simple interest, of the $50,000 promissory note paid by the purchasers in consideration for the sale of the Kennewick Sea Galley restaurant.

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

       N/A

                                                                      UST-9
                                                                     12/1/91

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (ie. commissions), and net amount received (if the sale was of real estate include the closing statement.

       N/A

6.   STATUS OF TAXES

                AMOUNT WITHHELD   AMOUNT     DATE        POSTPETITION TAXES
FEDERAL TAXES   OR ACCRUED        PAID       PAID        PAST DUE
-------------   ---------------   ------     ----        ------------------

FICA            0                 0
                ---------------   ------     ----        ------------------

Withholding     0                 0
                ---------------   ------     ----        ------------------

Unemployment    0                 0
                ---------------   ------     ----        ------------------

Income          0                 0
                ---------------   ------     ----        ------------------

Other           0                 0
                ---------------   ------     ----        ------------------

STATE TAXES
-----------

Dept of Labor
and Industries  0                 0
                ---------------   ------     ----        ------------------

Income          0                 0
                ---------------   ------     ----        ------------------

Employment Sec  0                 0
                ---------------   ------     ----        ------------------

Dept of Rev
     B&O        0                 0
                ---------------   ------     ----        ------------------
     Sales      0                 0
                ---------------   ------     ----        ------------------
     Excise     0                 0
                ---------------   ------     ----        ------------------

OTHER TAXES
-----------

City Business/
  License       0                 0
                ---------------   ------     ----        ------------------

Personal
  Property      718.77            0                      Spokane Valley
                ---------------   ------     ----        ------------------

Real Property   0                 0
                ---------------   ------     ----        ------------------

Other (List)    0                 0
                ---------------   ------     ----        ------------------

                                                                      UST-9
                                                                     12/1/91

Explain reason for any past due postpetition taxes:

----------------------------------------------------------------------------

----------------------------------------------------------------------------

7.   SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS/EXECUTIVES/
     INSIDERS*

Payee Name     Position       Nature of Payment        Amount
----------     --------       -----------------        ------

Jan Young      President      Consulting fees          $1,500
-------------  -------------  -----------------------  per month
-------------  -------------  -----------------------  -----------

    *List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8.   SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

     Sea Galley has reported certain accrued unpaid bankruptcy attorneys' fees in the "Expenses: Legal" line of its Statement of Earnings and Retained Earnings (Form UST-4) and in the Postpetition Trade Payables line of its Balance Sheet (Form UST-5). The total and most recent months' attorneys ' fees for services provided by Stoel Rives LLP to Sea Galley and for services provided by Bush Strout & Kornfeld to the Official Unsecured Creditors Committee are shown in the "Register Report by Payee" attached to Sea Galley's Statement of Aged Payables (Form UST-8).

     All such attorneys' fees must be allowed by the Bankruptcy Court and approved for payment after notice and hearing. On June 16, 1995 the Bankruptcy Court allowed fees and costs of $134,657.75 of Stoel Rives and fees and costs of $20,849.09 of Bush Strout. Although substantial additional attorneys fees and costs have been accrued by Sea Galley and the Official Unsecured Creditors Committee since April 30, 1995, no applications for allowance of attorneys fees and costs have been made since such date, and no such amounts have been approved for payment.

     Sea Galley also has advanced payment of legal fees to Dieter G. Struzyna, its Court-approved outside general counsel, in the ordinary course pursuant to the terms of the Order appointing Mr. Struzyna.

                                                                      UST-9
                                                                     12/1/91

9. Please explain any changes in insurance coverage that took place this month.

       N/A

10.  PERSONNEL

                                                    Full Time    Part Time

Total number of employees at beginning of period        0            2
                                                    ---------    ---------
Number hired during the period                          0            0
                                                    ---------    ---------
Number terminated or resigned during period             0            0
                                                    ---------    ---------
Total number of employees on payroll at period end      0            2
                                                    ---------    ---------
Total payroll for the period $  * see note
                              ------------

* Sea Galley is paying Jan Young consultant fees at the rate of $1,500 per month. Shirley Vandermoon, who recently returned from a two-month unpaid leave of absence, presently is working full-time for one week a month at the rate of $808.00. Sea Galley's last formal payroll, with payroll taxes being withheld, was on 12/07/95.

                             ACCOUNT STATEMENT

SEA GALLEY STORES, INC.                      ACCOUNT NUMBER
HOLDING ACCOUNT                              69745818
14424 52ND PL W                              STATEMENT PERIOD
EDMONDS WA 98026-3808                        9-01-96 TO 9-30-96

                                 CHECKING

          CORPORATE CHECKING                      69745818

          BEGINNING BALANCE                     255,310.65
          TOTAL CREDITS                                .00
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                        255,310.65
          NUMBER OF CREDITS                              0
          NUMBER OF MISC DEBITS                          0
          NUMBER OF CHECKS                               0

                             ACCOUNT STATEMENT

SEA GALLEY STORES, INC.                      ACCOUNT NUMBER
CONCENTRATION ACCOUNT                        67237016
14424 52ND PL W                              STATEMENT PERIOD
EDMONDS WA 98026-3808                        9-01-96 TO 9-30-96

                                 CHECKING

          CORPORATE CHECKING                      67237016

          BEGINNING BALANCE                      73,031.85
          TOTAL CREDITS                          56,020.15
          TOTAL MISC DEBITS                       2,819.35
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                        126,232.65
          NUMBER OF CREDITS                              1
          NUMBER OF MISC DEBITS                          1
          NUMBER OF CHECKS                               0

                             ACCOUNT STATEMENT

SEA GALLEY ACCOUNTS PAYABLE                  ACCOUNT NUMBER
DEBTOR IN POSSESSION, CASE 940               67697706
14424 52ND PL W                              STATEMENT PERIOD
EDMONDS WA 98026-3808                        9-01-96 TO 9-30-96

                                 CHECKING

          CORPORATE CHECKING                      67697706

          BEGINNING BALANCE                         985.09
          TOTAL CREDITS                           2,819.35
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                            2,819.35
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                            985.09
          NUMBER OF CREDITS                              1
          NUMBER OF MISC DEBITS                          0
          NUMBER OF CHECKS                               6

                             ACCOUNT STATEMENT

SEA GALLEY PAYROLL ACCOUNT                   ACCOUNT NUMBER
DEBTOR IN POSSESSION, CASE 94                67697607
14424 52ND PL W                              STATEMENT PERIOD
EDMONDS WA 98026-3808                        9-01-96 TO 9-30-96

                                 CHECKING

          CORPORATE CHECKING                      67697607

          BEGINNING BALANCE                       1,656.18
          TOTAL CREDITS                                .00
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                          1,656.18
          NUMBER OF CREDITS                              0
          NUMBER OF MISC DEBITS                          0
          NUMBER OF CHECKS                               0